UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2006

                                 Gene Logic Inc.

               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-23317                 06-1411336
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)



      610 Professional Drive, Gaithersburg, Maryland       20879
          (Address of principal executive office)        (Zip Code)


       Registrant's telephone number, including area code: (301) 987-1700

                                       N/A
          (Former name or former address, if changed since last report)

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Item 2.05.        Costs Associated with Exit or Disposal Activities.


         On July 31, 2006, the Board of Directors of Gene Logic Inc. (the "Company") approved a plan to restructure its Genomics Division and related Corporate staff by eliminating approximately 80 positions, effective on October 5, 2006. The action is being taken as part of an ongoing strategic review of the Genomics business. The Company is providing 60 days advance notice of the reduction to affected employees and appropriate government authorities, consistent with the federal Worker Adjustment and Retraining Notification (WARN) Act.

         The Company estimates that the total charges for the restructuring will be approximately $1.5 million dollars for severance payments and outplacement assistance, which will be recorded in the third quarter of 2006 and result in cash expenditures of that amount in the fourth quarter of 2006.

         This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. that involve significant risks and uncertainties that are discussed in our Annual Report on Form 10-K for the year ended December 31, 2005 (filed on March 16, 2006) and in subsequent filings made with the Securities and Exchange Commission and that involve the risks and uncertainties arising from the Company's ongoing strategic review of business. These risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company's future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events.

         A copy of the press release issued by the Company on August 1, 2006, with respect to the restructuring is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.05.










                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENE LOGIC INC.

Date: August 1, 2006                        By:  /s/ Philip L. Rohrer Jr.
                                                 -------------------------
                                                 Philip L. Rohrer Jr.
                                                 Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99.1                Press Release issued by Gene Logic Inc. dated August 1, 2006
                                                                  --------------